SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2002

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the June 1, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
2. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for IBM Debentures
3. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust II for IBM Debentures
4. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust III for IBM Debentures
5. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for BellSouth Debentures
6. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust II for BellSouth Debentures

7. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for Corning Notes
8. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for First Union Institutional Capital I
9. Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for Allstate Financing II

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit	Page

1	Trustee's Report with respect to the June 1, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4	6

2	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for IBM Debentures	7

3	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust II for IBM Debentures	8

4	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust III for IBM Debentures	9

5	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for BellSouth Debentures	10

6	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust II for BellSouth Debentures	11

7	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for Corning Notes	12

8	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for First Union Institutional Capital I	13

9	Trustee's Report with respect to the June 1, 2002 Distribution Date for the CorTS Trust for Allstate Financing II	14

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series IBM 1997-4
*CUSIP:  21987HAE5      Class:  ZTF Class
*CUSIP:  21987HAF2      Class:Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4, hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.000000 $ 15.715271	Interest $ 0.000000 $ 32.391516	Total Distribution $ 0.000000 $48.106787

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 100,000,000 aggregate principal amount of International Business Machines Corporation 7 1/8% Debentures due December 1, 2096 (the “Term Assets”) are held for the above trust.

5.	The aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $100,000,000.00 $ 64,107,549.80

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081A202

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for IBM Debentures hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.890625	Total Distribution $0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$60,000,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,400,000 Certificates representing $60,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust II for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081D206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for IBM Debentures hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.890625	Total Distribution $0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$32,302,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,292,080 Certificates representing $32,302,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust III for IBM Debentures
7.20% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081Q207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for IBM Debentures hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.900000	Total Distribution $0.900000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$95,480,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 3,779,416 Certificates representing $94,485,400 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for BellSouth Debentures
2,000,000 Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080E205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BellSouth Debentures hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.875000	Total Distribution $0.875000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$50,000,000 aggregate principal amount of BellSouth Telecommunications, Inc. One Hundred Year 7% Debentures due December 1, 2095 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,000,000 Certificates representing $50,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
CorTS Trust II for BellSouth Debentures
7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081C208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for BellSouth Debentures hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the ”Distribution Date“) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.875000	Total Distribution $0.875000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$82,840,000 aggregate principal amount of BellSouth Telecommunications, Inc. 7% Debentures due December 1, 2095 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 3,313,600 Certificates representing $82,840,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of:
CorTS Trust for Corning Notes
8% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081W105      Class:   A
*CUSIP:  22081WAA3      Class:   B

U.S. Bank Trust National Association, as Trustee for the above Trust, hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 1.000000 $ 1.500000	Total Distribution $ 1.000000 $ 1.500000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 38,650,000 aggregate principal amount of Corning Incorporated 8.3% Medium-Term Notes due April 4, 2025 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,546,000 Class A Certificates representing $ 38,650,000 aggregate Certificate Principal Balance and $ 38,650,00 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 8

To the Holders of:
CorTS Trust for First Union Institutional Capital I
8.2% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080W205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for First Union Institutional Capital I hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.025000	Total Distribution $1.025000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$46,455,000 aggregate principal amount of First Union Institutional Capital 8.04% Capital Securities due December 1, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,821,942 Certificates representing $45,548,550 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of:
CorTS Trust for Allstate Financing II
8 % Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080T103

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Allstate Financing II hereby gives notice with respect to the Distribution occurring on June 1, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	25,600,000 aggregate principal amount of Allstate Financing II 7.83% Capital Securities due December 1, 2045 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,002,240 Certificates representing $25,056,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.